UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2024

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

17 State Street, Suite 4000, New York City, New York	10004
(Address of registrant’s principal executive office)	(Zip code)

(212) 739-0727

(Registrant’s telephone number, including area code)

360 Kingsley Park Drive, Suite 250

Fort Mill, South Carolina 29715

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 5, 2024, Alternus Clean Energy, Inc. (the “Company”) entered into a Share Purchase Agreement with Alternus Energy Group Plc., a majority shareholder of the Company, (the “Buyer”) for the sale of the entire issued share capital of Alternus Energy Americas Inc. (“AEA”), including all of AEA’s subsidiaries: ALT US 01, LLC; ALT US 02 LLC and its subsidiary Lightwave Renewables LLC; ALT US 03 LLC and its subsidiary Walking Horse LLC; ALT US 04 LLC and its subsidiary Dancing Horse LLC; ALT US 05 LLC; ALT US 06 LLC; ALT US 07 LLC and its subsidiary River Song Solar LLC; ALT US 08 LLC; ALT US AM LLC (the “Transaction”), for a total consideration of Euro 10.00.

Additionally, on November 5, 2024, the Company further entered into another Share Purchase Agreement with Alternus Energy Group Plc., a majority shareholder of the Company, (the “Buyer”) for the sale of the entire issued share capital of AEG MH 01 Limited (the “Target”), a direct subsidiary of Alternus Lux 01 S.a.r.l., and including all of the Target’s subsidiaries: AEG MH 03 Limited and AEG JD 01 Limited (the “Transaction”, and together with the the AEA transaction, “Transactions”).

The Transactions were determined to be related party transactions and completed on an arms-length basis, designed to assist the Company in reaching its minimum stockholders’ equity requirement by restructuring the Company’s balance sheet to create an increase in Shareholders’ Equity. As a result of these, the Company has removed approximately $30 million in debt and payables related to AEA’s activities and will improve shareholders equity by approximately $4 million.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule

On November 6, 2024, the Company received a letter from the staff of the Listing Qualification Department (the “Staff”) of the NASDAQ Stock Market LLC (“NASDAQ”), which notified the Company that it failed to achieve compliance with the Minimum Market Value of Listed Securities (the “MVLS”) of $35,000,000 requirement for continued listing on the NASDAQ Capital Market under NASDAQ’s Listing Rule 5550(b)(2) (the “MVLS Requirement”). In accordance with Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days, or until November 4 2024, to regain compliance with the Rule.

The NASDAQ Staff further noted that unless an appeal is made the Company’s securities will be scheduled for delisting from The NASDAQ Capital Market and will be suspended at the opening of business on November 15, 2024, and a form 25-NSE will be filed with the Securities and Exchange Commission.

The NASDAQ Staff further noted that the Company has until 4:00 pm. Eastern Time on November 13, 2024 to file a Hearing Request. Such a Hearing Request will stay the suspension of the Company’s securities and the filing of the Form 25-NSE bending the Hearing Panel’s decision.

The Company intends to file a Hearing Request and provide to the Hearing Panel its plan to regain compliance with Listing Rule 5550(b)(2). As part of the Hearing Request, the Company will present our plan to address the remaining matters and to recapitalize the Company, as provided under NASDAQ rules.

There can be no assurance that the Company will successfully regain compliance with the MVLS Requirement rule. The Company disclaims any intention to update this Current Report on Form 8-K to disclose any action or response that the Company may decide to take after the filing of this report, unless required by law, rule, or regulation.

Item 4.01 Changes in Company’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On November 5, 2024, the Audit Committee of Alternus Clean Energy, Inc. (the “Company”) dismissed Forvis Mazars, LLP (“Forvis Mazars”) as the Company’s independent registered public accounting firm.

From June 1, 2024 through November 5, 2024, the period during which Forvis Mazars was engaged as the Company’s independent registered public accounting firm, there were no disagreements with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Forvis Mazars, would have caused Forvis Mazars to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K. Forvis Mazars did not issue any reports on the Company’s financial consolidated statements during the period which Forvis Mazars was engaged as the Company’s independent registered public accounting firm.

The Company has provided Forvis Mazars with a copy of the foregoing disclosure, and requested that Forvis Mazars furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from Forvis Mazars addressed to the Securities and Exchange Commission dated as of November 5, 2024 is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On November 5, 2024, the Company’s Audit Committee approved, and the Company’s Board of Directors (the “Board”) ratified, the engagement of Kreit & Chiu CPA, LLP (the “New Auditor”), and appointed the New Auditor as the Company’s independent registered public accounting firm as of November 5, 2024. During the past two fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through November 5, 2024, neither the Company nor anyone on the Company’s behalf consulted with the New Auditor with respect to either (i)(a) the application of accounting principles to a specified transaction, either completed or proposed, or (b) the type of audit opinion that might be rendered on financial statements, and no written report nor oral advice was provided to the Company that the New Auditor concluded was an important factor that the Company consider in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a “disagreement” or a “reportable event” (as these terms are defined in Item 304(a)(1) of Regulation S-K and the related instructions).

Item 8.01. Other Events.

Change in Principal Executive Office

The Company changed its principal executive office from the earlier 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715, with a telephone number of (803) 280-1468, to now 17 State Street, Suite 4000, New York City, New York 10004, with a telephone number of (212) 739-0727 .

Item 9.01 Financial Statements and Appendices

Appendices

Appendix	Appendix Description

16.1	Letter from Forvis Mazars, LLP regarding change in certifying accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2024	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Chairman of the Board of Directors

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